Lexeo Therapeutics Corporate Overview March 2026 Exhibit 99.2

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, Lexeo’s expectations and plans regarding its current product candidates and programs and the timing for receipt and announcement of data from its clinical trials, the timing and likelihood of potential regulatory approval, and expectations regarding the time period over which Lexeo’s capital resources will be sufficient to fund its anticipated operations and estimates regarding Lexeo’s financial condition. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Lexeo believes these forward looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements. These forward-looking statements are based upon current information available to the company as well as certain estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Lexeo’s filings with the U.S. Securities and Exchange Commission (SEC)), many of which are beyond the company’s control and subject to change. Actual results could be materially different from those indicated by such forward-looking statements as a result of many factors, including but not limited to: risks and uncertainties related to global macroeconomic conditions and related volatility; expectations regarding the initiation, progress, and expected results of Lexeo’s preclinical studies, clinical trials and research and development programs; the unpredictable relationship between preclinical study results and clinical study results; delays in submission of regulatory filings or failure to receive regulatory approval; liquidity and capital resources; and other risks and uncertainties identified in Lexeo’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, filed with the SEC on November 5, 2025, and subsequent future filings Lexeo may make with the SEC. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Lexeo claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Lexeo expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Dedicated to reshaping heart health by applying pioneering science to fundamentally change how cardiovascular disease is treated Genetic medicine leader with rare cardiac disease focus Proven experience in the clinic Platform designed for safety and scalability Individuals and families impacted by Friedreich ataxia

Lexeo: advancing cardiac genetic medicines in diseases with high unmet need Leveraging gene therapy to address devastating cardiac diseases with no existing disease-modifying treatments Focus: LX2006 Only program with clinical-stage data in FA cardiomyopathy, which accounts for death in up to 80% of people with FA Interim clinical data demonstrate encouraging safety profile and evidence of meaningful cardiac and functional benefit, including improvements in cardiac structure, biomarkers, and functional outcomes as well as improvements in neurologic measures of FA such as mFARS. Positive FDA CDRP meeting in March ’26 with alignment on flexible process validation; FDA feedback on protocol submission expected in Q2 ’26 with pivotal study initiation expected in the first half of 2026. Friedreich Ataxia Cardiomyopathy FA - Friedreich Ataxia; FXN - Frataxin; LVMI - Left Ventricular Mass Index; ACM - arrhythmogenic cardiomyopathy. LX2020 Potential best-in-class treatment for PKP2- ACM; ~60K people in US with no disease- modifying treatment available. Interim clinical data show encouraging early signals on efficacy and safety measures across patients dosed in the low and high dose cohorts. 12-month data update for all high dose participants expected in Q4 2026; regulatory engagement expected in 2026. PKP2 Arrhythmogenic Cardiomyopathy

Cardiac complications are the leading cause of death in Friedreich Ataxia 1 - Payne R.M. JACC Basic Transl Sci, 2022;13;7(12):1267-1283. - Friedreich’s Ataxia Research Alliance, 2024. - Norrish G., et al. Arch Dis Child, 2022;107(5), 450–455. - Reetz, K., et al. Lancet Neurol, 2025;24(7):614-624. FA - Friedreich Ataxia; FXN - Frataxin; LVMI - Left Ventricular Mass Index. 5 - Indelicato, E., et al. Mov Disord, 2024;39(3), 510–518. - Clinical Management Guidelines for Friedreich Ataxia. Chapter 4. The heart and cardiovascular system in Friedreich ataxia. 2022. - Lexeo Therapeutics, Data on File, 2025. FA is a rare, progressive and devastating multisystem disease caused by a loss of function mutation in the FXN gene1. With a typical age of onset between 5 and 15 years2, individuals with FA experience a combination of cardiac and neurological manifestations, with cardiac complications accounting for up to 80% of deaths1 Cardiac dysfunction in FA is associated with a multitude of symptoms but ultimately presents as cardiac hypertrophy and subsequent heart failure1; hypertrophy in childhood is potentially associated with a more severe phenotype, with earlier progression to end-stage disease3 The only approved disease-specific treatment for FA demonstrated efficacy on neurological measures but was not evaluated for the treatment of cardiac dysfunction in clinical trials, leaving significant unmet need within FA cardiomyopathy4 ~5,000 individuals affected by FA in the U.S.2 ~15,000 individuals affected by FA worldwide2 Up to 40% of adults with FA have left ventricular hypertrophy as defined by abnormal LVMI6,7 Cardiac complications account for up to 80% of deaths in those with FA, with an average life expectancy of 35–40 years1,5

Building a leading cardiac gene therapy platform Differentiated AAVrh10 capsid Proven cardiac tropism allows for lower doses and improved therapeutic index Innovative AAV manufacturing Optimized Sf9 baculovirus manufacturing platform designed to support future commercial scale-up Genetic cardiac disease expertise Leader in genetic medicine for inherited cardiac diseases Operating experience Deep cardiac genetic medicine know-how, anchored by two clinical and two preclinical programs Strong financial position Cash runway into 2028, supporting multiple value creating milestones

Advancing cardiac genetic medicines in diseases with high unmet need Lexeo cardiac programs and expertise: Clinical: LX2006 Friedreich Ataxia Cardiomyopathy LX2020 PKP2 Arrhythmogenic Cardiomyopathy Proven clinical experience with 27 patients treated using AAVrh10 Cardiomyopathies have few disease-modifying therapies and high morbidity/mortality High unmet need Cardiac gene therapy is less competitive, offering opportunity to establish leadership White space Lexeo’s vision is to fundamentally change the course of inherited cardiac disease with a single infusion Transformative potential Market opportunity: LX2021 Desmoplakin Cardiomyopathy LX2022 Hypertrophic Cardiomyopathy Deep expertise in genetic cardiac disease models and IND enabling studies Pre-Clinical:

Yucatan Minipig Biodistribution(1) NHP Biodistribution(2) I-124 Vector Levels (% total body) Compelling Cardiac Tropism Greater Trends of Functional Improvement Versus AAV9 in PKP2-ACM Model(1) Greater Increase in EF Greater Reduction in EDV Greater Reduction in ESV +61% +32% -28% -18% -37% -23% Note: PKP2 homozygous mouse model administered with human PKP2 (N = 5 mice / group). Distribution to the heart ~2x higher with AAVrh10 than AAV9 AAVrh10 AAV9 AAVrh10 AAV9 AAVrh10 AAV9 Lexeo’s AAVrh10 is a highly differentiated capsid AAVrh10 cardiac tropism may allow for lower doses compared to other vector serotypes while achieving targeted transgene biodistribution Observed ~1.5x to 2.0x greater biodistribution in the heart compared to AAV9 in multiple large animal models Observed greater trends of functional improvements in PKP2-murine model compared to AAV9 AAVrh10 has been utilized systemically across multiple Lexeo clinical programs with no clinically significant complement activation; both LX2006 and LX2020 have been generally well-tolerated to date Cardiac tropism of AAVrh10 may allow lower doses for cardiac gene therapy 1 - Data presented at ASGCT 2023. 2 - Ballon DJ et al, Human Gene Therapy, 2020. Distribution to the heart ~1.5x higher with AAVrh10 than AAV9

Lexeo manufactures AAVrh10 utilizing an optimized Sf9 baculovirus process Optimal potency Higher yields (1.0E15 vg/L) Greater downstream recovery (>55%) Fewer empty AAV capsids (<25%) Improved genomic purity owing to lack of plasmid transfections Scalable manufacturing Sustainable and defined starting materials, similar to therapeutic protein process (e.g. cell banks, virus banks) Low overall complexity Enables robust commercialization Poised to deliver an industry-leading and potentially transformational COGS profile Innovative approach High yield, high quality Sf9 baculovirus manufacturing platform compared to conventional manufacturing (e.g. HEK based) LX2006 selected for FDA CDRP program, created to facilitate CMC registrational readiness and support faster patient access

Our pipeline: focused on diseases with significant unmet need and clear mechanisms 1 - Friedreich ataxia. 2 - Plakophilin 2 Arrhythmogenic Cardiomyopathy. 3 - Desmoplakin. Programs: Indication: Gene: Phase I/II Phase II/III 2026 milestones: CARDIOVASCULAR FXN PKP2 CX43 TNNI3 Lexeo retains global rights across all programs. ~5K US prevalence ~60K US prevalence ~35K US prevalence ~25K US prevalence LX2006 LX2020 LX2021 LX2022 Clinical: Pre-clinical: Discovery Preclinical FA(1) Cardiomyopathy DSP(3) Cardiomyopathy PKP2-ACM(2) Hypertrophic Cardiomyopathy Q2-26 FDA Feedback on Protocol Submission 1H-26 Initiate SUNRISE-FA 2 Pivotal Trial Q1-26 Data Update 2026 Regulatory Update Q4-26 Data Update Research collaboration with J&J to explore targeted cardiac delivery of AAV gene therapy IND enabling studies

Friedreich Ataxia Cardiomyopathy (FA-CM) LX2006

Cardiac complications are the leading cause of death in Friedreich Ataxia 1 - Payne R.M. JACC Basic Transl Sci, 2022;13;7(12):1267-1283. - Friedreich’s Ataxia Research Alliance, 2024. - Norrish G., et al. Arch Dis Child, 2022;107(5), 450–455. - Reetz, K., et al. Lancet Neurol, 2025;24(7):614-624. FA - Friedreich Ataxia; FXN - Frataxin; LVMI - Left Ventricular Mass Index. 5 - Indelicato, E., et al. Mov Disord, 2024;39(3), 510–518. - Clinical Management Guidelines for Friedreich Ataxia. Chapter 4. The heart and cardiovascular system in Friedreich ataxia. 2022. - Lexeo Therapeutics, Data on File, 2025. FA is a rare, progressive and devastating multisystem disease caused by a loss of function mutation in the FXN gene1. With a typical age of onset between 5 and 15 years2, individuals with FA experience a combination of cardiac and neurological manifestations, with cardiac complications accounting for up to 80% of deaths1 Cardiac dysfunction in FA is associated with a multitude of symptoms but ultimately presents as cardiac hypertrophy and subsequent heart failure1; hypertrophy in childhood is potentially associated with a more severe phenotype, with earlier progression to end-stage disease3 The only approved disease-specific treatment for FA demonstrated efficacy on neurological measures but was not evaluated for the treatment of cardiac dysfunction in clinical trials, leaving significant unmet need within FA cardiomyopathy4 ~5,000 individuals affected by FA in the U.S.2 ~15,000 individuals affected by FA worldwide2 Up to 40% of adults with FA have left ventricular hypertrophy as defined by abnormal LVMI6,7 Cardiac complications account for up to 80% of deaths in those with FA, with an average life expectancy of 35–40 years1,5

Timely, multidisciplinary care is critical to diagnose and manage FA cardiomyopathy There are no approved treatments for the cardiomyopathy of FA. Time is of the essence. Ron Bartek, Co-founder of FARA Ron Bartek and his son, Keith, who passed from FA cardiomyopathy at age 24 - Regner S, et al. American Journal of Cardiology, 2012. - Norrish G., et al. Friedreich’s ataxia-associated childhood hypertrophic cardiomyopathy: a national cohort study. Archives of disease in childhood, 107(5), 450–455, 2022. - Subramoney S, et al. MDA Clinical and Scientific Conference, 2023. - Pousset, F. et al. JAMA Neurol, 2015;72(11):1334-1341. - Clinical Management Guidelines for Friedreich Ataxia. Chapter 4. The heart and cardiovascular system in Friedreich ataxia. 2022. Individuals with FA typically present with cardiac symptoms in adolescence, and face an average life expectancy of 35-40 years Early signs often associated with the onset of ataxia ~5% of young children present with cardiac symptoms years before ataxia2 Symptom onset Journey to diagnosis with genetic test can take years Guidelines recommend an EKG and ECHO at diagnosis and annually5 Journey to diagnosis Almost all individuals with FA will develop cardiomyopathy or cardiac dysfunction during their lifetime1 Cardiac dysfunction Cardiac dysfunction is the cause of death in 60-80% of those with FA, often occurring by mid-30s3,4 Life expectancy

Elevated LVMI predicts mortality in FA and is not expected to decrease significantly without intervention HR - Hazard Ratio; CI - Confidence Internal; LVMI - Left Ventricular Mass Index. Note: 10g/m2 represents approximately 10% change in LVMI based on echocardiography measurements of upper bound of normal (105 g/m2). 1 - Pousset, F. et al. JAMA Neurol, 2015;72(11):1334-1341. 2 - Includes heart failure with preserved ejection fraction, Shah et al, Journal of American College of Cardiology, 2019; hypertensive cardiomyopathy, Muiesan et al, Hypertension, 2004; Fabry disease, Orsborne et al, Journal of American College of Cardiology, 2022; and obstructive hypertrophic cardiomyopathy, Hegde et al, Journal of American College of Cardiology, 2021. 3 - Hughes DA, et al. J Med Genet, 2017;54:288–296; Migalastat; Solomon S, et al. Circulation, 2018. Patisiran; Saberi S, et al. Circulation, 2021;143:606–608. Mavacamten; Data on file. Increases in LVMI independently predict mortality in Friedreich Ataxia (FA) Natural history study showed a 19% higher risk of death per 10g/m2 (HR 1.19; 95% CI)1 MRI of individual with FA cardiomyopathy demonstrating significant hypertrophy. Concentric hypertrophy, with increased left ventricular mass and wall thickness, is a hallmark of FA cardiomyopathy1 In FA and many other cardiac diseases, elevated LVMI is not expected to significantly decrease without intervention1,3 – and abnormal LVMI is closely correlated with poor outcomes2 Reduction in LVMI may improve cardiac outcomes; FDA alignment on endpoint for pivotal trial in FA cardiomyopathy Disease Measure(3) LVMI or LVM Percent Change from Baseline in Placebo or Control Arm Fabry Disease LVMI at 18 months on ERT Amyloidosis (ATTR) LVM at 18 Months HCM LVMI at 30 Weeks -2 g/m2 (-2.2%) +0.6g (0.3%) -1.6 g/m2 (-1.7%) Note: Percent change in LVM / LVMI calculated based on change applied to baseline levels. No Significant Change in LVMI or LV Mass (LVM) Control Across Multiple Randomized Controlled Trials

LX2006 has the potential to treat the root cause of FA cardiomyopathy: the significant decrease in frataxin in the heart Frataxin deficiency results in mitochondrial dysfunction and leads to deficient energy production in hypertrophic cardiomyocytes Transfer of FXN gene to cardiomyocytes is intended to increase frataxin levels in the mitochondria and improve cardiac muscle cell function LX2006 mechanism: functional frataxin protein Mitochondria Cardiomyocyte AAV, Adeno-Associated Virus; CAG, Chicken Beta-Actin; cDNA, Copy DNA; FA, Friedreich Ataxia; FXN, Frataxin; Poly-A, Poly Adenosine. FA cardiomyopathy: Cardiomyocyte FXN mutations Mitochondria AAVrh.10hFXN LX2006 construct: Ubiquitous promoter FXN cDNA (full length gene) Rabbit β-globin polyA CAG FXN gene Poly-A Frataxin protein deficiency

LX2006 is being evaluated in parallel Lexeo-sponsored SUNRISE-FA and Weill Cornell investigator-initiated trials SUNRISE-FA and Weill Cornell trials share a similar study design, enabling data from the two studies to be evaluated together 2 Key Inclusion Criteria 3 Key Measurements 1 Study Design & Objective Design: 52-week open-label study with a 4-year long term follow up Objective: To assess the safety and efficacy of LX2006 in individuals with cardiomyopathy associated with Friedreich ataxia Adults (18-50 years) Evidence of FA cardiomyopathy Neutralizing anti-AAVrh.10 titer cutoff Cardiac Structure & Function (LVMI, hsTnI, other measures) Functional / Reported Outcomes (mFARS, KCCQ) FXN Protein Expression Assessed Only in SUNRISE-FA CPET, Cardiopulmonary Exercise Testing; hsTnI, High Sensitivity Troponin I; IHC, Immunohistochemistry; LCMS, Liquid Chromatography Mass Spectrometry; LVMI, Left Ventricular Mass Index. Note: LX2006 is administered systemically; participants receive immune suppression with prednisone beginning on the day prior to treatment through 14 weeks following LX2006 administration. Note: In April 2024, Lexeo announced a license agreement with Cornell University for intellectual property rights including current and future clinical data from the ongoing Weill Cornell Medicine investigator-initiated trial of AAVrh10.hFXN (LX2006). Lexeo-sponsored SUNRISE-FA trial and Weill Cornell Medicine investigator-initiated trial utilize identical drug product manufactured at Weill Cornell for these ongoing studies. Cohort 1 1.8x1011 vg/kg Cohort 2 5.6x1011 vg/kg Cohort 3 1.2x1012 vg/kg

LX2006 clinical data show sustained or deepening improvements across both cardiac and neurologic measures of FA LX2006 generally well tolerated across 17 participants dosed with no Grade 3 treatment-related SAEs to date No clinically significant complement activation Minimal, transient LFT elevations No signs of frataxin over-expression observed in cardiac tissue One previously disclosed, possibly treatment-related Grade 2 event of asymptomatic myocarditis observed one year after dosing Mean LVMI Change Participants at 12-mo visit (n=6) -23% Participants at 6-mo visit1 (n=6) -18% Cohorts 2 and 3 at 12-mo visit (n=3) -33% Cohorts 2 and 3 at 6-mo visit1 (n=3) -28% Cardiac MRI: LVMI (n=6; abnormal at baseline) Biomarkers: High-Sensitivity Troponin I (n=17) Majority of participants reach or remain in normal LVMI range at latest visit Durable LVMI improvement maintained out to three years following treatment LX2006 generally well tolerated Cardiac MRI: LVMI Among participants with abnormal baseline LVMI (key inclusion criteria for pivotal study; n=6): Exceeding 10% FDA-aligned threshold for pivotal study at 6 months (1) Participant 11 6-month visit not conducted due to hurricane; 3-month visit used for mean calculations. (2) Participant 10 not included in Hs-TNI chart due to scale. Values are +29% at 6M, +45% at 9M, +2,702% at 12M, +1,857% at 18M, +1,620% at 21M, and +1,458% at 24M as of most recent safety monitoring. LVMI (g/m2) Change from baseline (%) Cohort 1 (n=3) Cohort 2 (n=2) Cohort 3 (n=1) 16 of 17 participants have significantly reduced or stable troponin I, excluding participant with myocarditis2 Highly specific, blood-based marker of myocardial injury Cohort 1 (n=6) Cohort 2 (n=6) Cohort 3 (n=4) Improvement Improvement

Cardiac function improvement observed in individual with later stage cardiomyopathy Effect of LX2006 on Cardiac Function Majority of Participants (16/17) Baseline LVEF: Normal Post therapy: No change One Participant (#13) with later stage cardiomyopathy Baseline LVEF: Low (35%) Post Therapy: Significant improvements across all cardiac biomarkers Cardiac Improvements 18 months Post LX2006 Treatment in Participant with Low Baseline LVEF Biomarkers: High-Sensitivity Troponin I 83% reduction Cardiac MRI: LVMI 48% reduction Cardiac MRI: LVEF LVMI (g/m2) LVEF (%) hs troponin I (ng/L)

Mean Change from Baseline (95% CI) Change in mFARS: Open Label Cohort (n=16) vs. UNIFAI Matched Control (n=45) mFARS validated clinical scale measures FA neurological progression; higher scores represent disease worsening Majority of LX2006-treated participants demonstrate mFARS improvement or stabilization at latest visit relative to baseline New evidence of neurological functional improvement compared to propensity matched control, with annualized difference in progression of 2.3 points per year (95% CI: 0.82-3.84) PSM, propensity score matched. Note: 16 patients treated with LX2006 in the Open Label study were matched to a control group of individuals in the Friedrich Ataxia Global Clinical Consortium UNIFIED Natural History Study of Friedrich’s Ataxia (UNIFAI) in a 3:1 ratio. While some patients did not have 2 years of follow up, this model is using every patient’s earlier visits to inform the rate-of-change estimate for mFARS (an annualized slope). Analysis performed by Christian Rumney in partnership with FARA. Statistically significant improvement in mean mFARS scores for LX2006-treated participants compared to propensity-matched control cohort Baseline 12 mo. 24 mo. Statistically significant slope difference (p=0.003)

Plakophilin 2 Arrhythmogenic Cardiomyopathy (PKP2-ACM) LX2020

Arrhythmogenic cardiomyopathy caused by mutations in the PKP2 gene: devastating genetic heart disease with clearly defined mechanism PKP2-ACM is a rare, genetic cardiac disease caused by loss of function mutations in the PKP2 gene Progressive replacement of cardiac muscle with fatty fibrotic tissue, with an increased risk of ventricular arrhythmias and sudden cardiac death (SCD) due to disrupted cardiac electrical signals(1)(2) Approximately 23% of individuals experience SCD as the presenting symptom and individuals often suffer from anxiety and reduced quality of life(3)(4) ICDs are commonly utilized but do not halt disease progression. Individuals experience ongoing arrhythmias, along with both appropriate and inappropriate shocks necessitating escalating treatments, underscoring severe unmet need(2)(3) Prevalence: Mortality: ~60,000 US 23% Standard of care: of individuals experience SCD as presenting symptom Current management methods are focused on relieving symptoms and preventing SCD, and do not address the underlying cause of ACM. ACM, arrhythmogenic cardiomyopathy; ARVD/C, arrhythmogenic right ventricular dysplasia/cardiomyopathy; ICD implantable cardioverter defibrillator; SDC sudden cardiac death. (1) Cedars-Sinai ARVC overview. (2023). (2) Corrado et al. (2017). (3) Dalal et al. (2005). (4) Day, Circulation: Cardiovascular Genetics (2012).

Mutations in the PKP2 gene are the most common genetic cause of ACM; LX2020 delivers a full-length PKP2 gene to cardiomyocytes, restoring the desmosome ACM, arrhythmogenic cardiomyopathy. PKP2 cDNA (full length gene) Rabbit β-globin polyA AAVrh.10hPKP2 LX2020 construct: Cardiac-specific promoter Promoter PKP2 gene Poly-A PKP2-ACM: Absence of PKP2 results in impairment of cardiac desmosomes, leading to abnormal cardiac rhythms (arrhythmias) and onset of cardiac dysfunction DES DES Desmosomal complex Absent PKP2 Desmoglein-2 Desmocollin-2 Desmin Desmoplakin Plakoglobin LX2020 mechanism: PKP2 expression is expected to restore the balance of desmosomal proteins by scaffolding adjacent cell-cell junctional proteins The restoration of PKP2 may lead to improvement in cardiac electrical and mechanical function as well as inhibit further structural damage Desmosomal complex AAVrh10 Desmin Desmoplakin DES DES Plakoglobin PKP2 Desmoglein-2 Desmocollin-2

Individuals with ACM experience high arrhythmia burden with a spectrum of severity Early indicator of electrical instability that can trigger more severe/sustained arrhythmia >3 ventricular beats in a row, lasting under 30 seconds; self-terminating Closely associated with increased risk of sustained VT, ICD shock and SCD1; impacts patient anxiety and quality of life >3 ventricular beats in a row lasting over 30 seconds Can cause collapse, cardiac arrest or SCD; sustained VT may be terminated by ICD shock to restore normal rhythm SCD, sudden cardiac death; ICD, implantable cardioverter defibrillator; VT, ventricular tachycardia. (1) Gasperetti A, et al. JAMA Cardiology, 2022; 7 Severity of Arrhythmias Premature Ventricular Contractions (PVCs) Non-Sustained Ventricular Tachycardia (NSVT) Sustained VT / ICD Shock Normal Sinus Rhythm Premature Ventricular Contraction (PVC) Compensatory Pause Ventricular Tachycardia Cardioversion Shock Sinus Rhythm

Premature ventricular contractions (PVCs) may trigger ventricular tachycardia (VT); measures are related but driven by potentially different mechanisms (1) Cerrone et al. Nature Comm, 2017. (2) Kim et al. Circulation, 2019. (3) Sato P. et al. Circulation Research, 2009. (4) Oxford E.M et al. Circulation Research, 2007. PVCs Are a Trigger That Can Precipitate More Severe Arrhythmias VT is Caused When a Trigger (PVC) Meets an Electrical or Structural Vulnerability PKP2 deficient myocytes demonstrate calcium instability; Ca2+ leak can disrupt refractory period and depolarization1,2 PVCs are not reentry loops but can trigger them Calcium instability due to PKP2 deficiency likely driven by downstream proteins, which may take more time to repair versus the desmosome with direct PKP2 function VT occurs when a PVC meets a vulnerability like slow electrical conduction, enabling the premature beat to propagate as a reentry loop3,4 Reentry loops are self-sustaining electrical circuits that override normal rhythm, consistently re-exciting the heart PKP2 deficiency causes electrical and structural vulnerabilities like slow conduction and scarring; hypothesis that VT could be reduced if vulnerabilities are improved even if PVCs persist Ventricular Depolarization Ca2+ Ca2+ Ca2+ PKP2 Deficiency Reduces Cell-to-Cell Adhesion, Slowing Electrical Conduction and Causing Reentry Loops: Absent PKP2 Desmoglein-2 Desmocollin-2 Desmin Desmoplakin Plakoglobin Desmosomal Complex

In people with ACM, sustained VT risk is predicted by increased PVC burden and by non-sustained VT events PVC burden in ACM decreases initially after diagnosis but persists long term1 Initial drop driven by lifestyle change (exercise modification) and medication PVCs remain elevated (>500/24h) and variable over disease course While lifestyle modification may reduce PVCs immediately following diagnosis, Lexeo-sponsored SNAPSHOT natural history data suggests that PVCs and NSVT may increase later in disease progression, both of which are associated with greater VT risk 1. Gasperetti A, et al. JAMA Cardiol. 2022;7(4):378–385 VT risk increases with PVCs and NSVT1 Prospective natural history SNAPSHOT (n=15) Participants mean 8 years after diagnosis Median PVC / 24h Median NSVT / 7d Quartile 1 +41% Quartile 3 +20% Quartile 1 Quartile 3

Phase I/II Trial Lexeo’s role in advancing PKP2-ACM research Retrospective EMR Review and Prospective Observational Natural History Study Objective: Assess the safety and efficacy of LX2020 in individuals with PKP2-ACM Dose: 2.0E13 vg/kg (Cohort 1), 6.0E13 vg/kg (Cohorts 2, 3) Key Endpoints: PKP2 expression, VT, PVC, QRS, T-wave inversion, cardiac function, PROs Status: Ongoing (fully enrolled, n=10) Objective: Evaluate the clinical burden of illness for patients with PKP2-ACM, and prospectively evaluate changes in key cardiac parameters and patient-reported outcome measures (PROs) associated with PKP2-ACM progression Dose: N/A Key Assessments: VT, PVC, QRS, T-wave inversion, cardiac function, PROs Status: Ongoing (actively recruiting)

LX2020 is being evaluated in an ongoing phase 1/2 study (HEROIC-PKP2); enrollment completed in Q4 2025 2 Key Inclusion Criteria 3 Key Measurements 1 Study Design & Objective Design: 52-week open-label study with a 4-year long term follow up Objective: To assess the safety and efficacy of LX2020 in individuals with PKP2-ACM Adults (18-65 years) Diagnosis of ACM with documented PKP2 mutation Existing ICD that is MRI compatible and minimum threshold of PVCs / 24-hr Neutralizing anti-AAVrh.10 titer cutoff Ventricular arrhythmias and associated measures (PVC, VT, QRS, T-wave inversion) Cardiac Structure & Function (EF, EDV, ESV) Change in Symptoms (NYHA Class and PROs) PKP2 Protein Expression (quantitative WB) PVC, Premature Ventricular Contraction; hsTnI, High Sensitivity Troponin I; WB, Western Blot; ECG, Electrocardiogram; NYHA, New York Heart Association; PROs, Patient Reported Outcomes. Note: LX2020 is administered systemically; participants receive immune suppression with prednisone and sirolimus beginning on the day prior to treatment through 12 weeks following LX2020 administration. 2.0x1013 vg/kg 6.0x1013 vg/kg 6.0x1013 vg/kg Cohort 1 n=3 Cohort 2 n=3 Cohort 3 n=4 52-Week Fully Enrolled Fully Enrolled Fully Enrolled

Interim results demonstrate increased PKP2 expression and potential for LX2020 to reduce severe arrhythmia burden n=3 n=8 n=5 n=5 n=2 n=3 n=3 n=8 n=5 n=5 n=2 n=3 Mean change in PKP2 expression from baseline (western blot) Mean PVC change PVCs reduced or stabilized in majority of participants with >6 months of follow up -14% improvement in mean PVCs at latest visit in high-dose cohort Mean NSVT change NSVT reduced or stabilized in majority of participants with >6 months of follow up -22% improvement in mean NSVT at latest visit in high-dose cohort LX2020 generally well tolerated LX2020 generally well tolerated across ten participants dosed No clinically significant complement activation Elevations in liver function tests (LFT) observed in seven participants at the high-dose, treated successfully per trial protocol with no complications or hospitalization(2) No participants discontinued from study One previously disclosed Grade 3 serious adverse event of sustained ventricular tachycardia (VT) was observed three months after dosing. This event is consistent with the natural course of PKP2-ACM and its known clinical manifestations. The participant was successfully treated with anti-arrhythmic medication and discharged with no additional intervention required. (1) Participant 3 elected not to undergo a post-treatment biopsy (2) Five participants’ elevations occurred following steroid tapering and resolved with re-introduction of low-dose prednisone; two participants’ elevations occurred prior to steroid tapering and resolved with increased prednisone and sirolimus treatment; all elevations have since resolved without other complications or hospitalization, and no other medications were required for resolution Patient reported outcomes 4 of 5 participants at high dose report improvement relative to baseline on the Patient Global Impression of Change (PGIC) scale NSVT / 7d ng/μg Protein GAPDH Normalized PVC / 24h

Preclinical Programs

Lexeo is also advancing two preclinical cardiac gene therapy programs +2026 research collaboration with Johnson & Johnson exploring novel routes of administration for cardiac AAV gene therapy to maximize safety and efficacy LX2021 High unmet need characterized by extensive fibrosis, high arrhythmic risk, and high heart failure burden 30-50% mortality within 5 years of diagnosis for dilated phenotype ~35K patients in U.S. IND-enabling studies and regulatory engagement expected in 2026 LX2021 Desmoplakin Cardiomyopathy TNNI3 variants compose 3-5% of all HCM cases, causing cardiomyopathy, clinical heart failure and shortened lifespan Non-obstructive phenotype, often with preserved EF; myosin inhibitors not effective ~25K patients in U.S. LX2022 Hypertrophic Cardiomyopathy

Lexeo – a leader in cardiac gene therapy Leader in cardiac genetic medicine addressing high unmet need and clear market opportunity Catalyst rich 2026 with multiple key milestones expected across two clinical stage programs Differentiated AAVrh10 capsid and innovative Sf9 baculovirus manufacturing platform Advancing towards pivotal stage; Phase II trial in FA-CM expected to initiate in 2026 with potential path to accelerated approval Strong financial position with cash runway into 2028 1 2 3 4 5

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